UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03630)

Exact name of registrant as specified in charter:	Putnam California Tax Exempt Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2012

Date of reporting period:	October 1, 2011 — March 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PCTEX

Putnam California Tax Exempt Income Fund

Semiannual report 3|31|12

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
California Tax Exempt
Income Fund

Semiannual report
3 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: Investments in a single state carry risks of vulnerability to common economic forces and other factors affecting the state’s tax-exempt investments, which may result in greater losses and volatility. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Since the fund invests in tax-exempt bonds, which, to be treated as tax-exempt under the Internal Revenue Code, may be issued only by limited types of issuers for limited types of projects, the fund’s investments may be focused in certain market segments. Consequently, the fund may be more vulnerable to fluctuations in the values of the securities it holds than a fund that invests more broadly. The prices of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Message from the Trustees

Dear Fellow Shareholder:

After a quarter century of trending lower, U.S. Treasury rates have shown some upward movement on signs of an improving economy during the past few months. Greece’s successful debt restructuring and some better-than-expected economic data in the United States have helped to coax investors off the sidelines and back into the markets. While we believe the historic bull market in government debt is likely near its close, fixed-income markets today continue to offer myriad investing opportunities.

Investing in fixed-income markets, however, requires particular expertise and the capacity for deep security-level research. We believe Putnam’s veteran fixed-income team is well suited to that task, and offers a long-term track record of uncovering attractive opportunities across all sectors of the bond markets.

In other news, please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Potential for tax-advantaged high current income

When investing in tax-exempt bonds, opportunities come in all shapes and sizes. This is especially true for Putnam California Tax Exempt Income Fund, which explores the vast California municipal bond market, investing across a range of market sectors.

Municipal bonds can help investors keep more of their investment income while also financing important public projects such as schools, roads, and hospitals. Municipal bonds are typically issued by states and local municipalities, and they offer income that is generally exempt from federal income tax.

For residents of the state where the bond is issued, income is typically exempt from state and local income taxes as well. While the stated yields on municipal bonds are usually lower than those on taxable bonds, state tax exemption is a powerful advantage because state income tax can erode investment income significantly.

The fund combines bonds of differing credit quality to increase income potential. In addition to investing in high-quality bonds, the fund’s managers allocate a smaller portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk. When deciding whether to invest in a bond, the managers carefully consider the risks involved, including credit risk, interest-rate risk, and the risk that the bond will be prepaid.

The fund is backed by the resources of Putnam’s fixed-income organization, in which bond analysts conduct ongoing, rigorous research. Once a bond has been purchased, the managers continue to monitor developments that may affect the bond market, the sector, and the issuer of the bond.

The goal of their in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield: The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2012.

Results for investors subject to lower tax rates would not be as advantageous.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

How would you describe the environment in the municipal bond market during the six-month period ended March 31, 2012?

The past six months marked another solid period for municipal bonds. While this recent period was a volatile one for other asset classes, municipal bonds recorded comparatively steady gains, fueled in part by their attractive yields versus certain taxable bonds, particularly Treasuries. We continued to see a healthy demand from investors as well. In addition, January and February tend to be light issuance months on a seasonal basis, and although the issuance in the first quarter of 2012 was slightly higher than it was one year ago, the new issue rate remains below the longer-term average for this time of year. This perceived scarcity in supply has helped support municipal bond prices so far in 2012.

Against this backdrop, tax-exempt bonds posted solid returns and outpaced the broad taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index. Moreover, I am pleased to report that the fund outperformed both its benchmark and the average return of its Lipper peer group.

In 2011, defaults in the municipal bond market rose markedly versus 2010, although they remained low overall. What contributed to that increase?

Until recently, defaults in the municipal bond market generally trended lower since 2008, with the majority stemming from lower-rated

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/12. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on pages 14–15.

or unrated securities, often in more speculative real-estate-backed sectors of the market. In the fourth quarter of 2011, however, we saw a significant uptick in the default rate, driven by three high-profile events.

The first was the bankruptcy filing of American Airlines. With about $3 billion of par-value bonds in the municipal market, that event had a significant effect on default levels. The second was a default by Jefferson County, Alabama, a county whose fiscal struggles had captured headlines for a number of years. The county’s bonds had been trading at distressed levels for some time and their eventual default in 2011 was well anticipated by the market. The third was a subset of tobacco bonds that tapped into reserve funds to make a coupon payment during the fourth quarter. Although no payments were missed, the action technically constituted a default, and that added to the market total for 2011. Overall, the default rate remained relatively low for all of last year, finishing well below 1%. Looking ahead, we believe defaults will continue to be in line with historical averages. That said, it’s likely that some cities and counties will continue to capture headlines in 2012, as a number of municipalities work to find their fiscal footing.

What effect have recent policy developments had on the tax-exempt bond market?

There continues to be a lot of discussion about tax reform. For example, in President Obama’s fiscal 2013 budget proposal, individuals and married couples earning more than $200,000 and $250,000, respectively, would only be able to exclude from federal taxes 28 cents of every dollar of municipal bond income earned. Meanwhile, Republicans in general have been calling for a flatter rate on a broader tax base.

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Income tax rates definitely matter to individual investors, and, at the margin, higher tax rates are generally positive for municipal bonds, as demand tends to be higher. But income tax rates are only one factor among many, including the prevailing interest-rate environment, the strength of the equity markets, and the tax picture more broadly — for example, what the potential tax deductions are in any given year.

We do believe there will be a much broader discussion on tax reform in 2013. There are a number of issues that likely will need to be addressed even before then, however, and it remains to be seen whether Congress will act on the debt ceiling, the alternative minimum tax, and the Bush-era tax cuts, which are slated to expire at the end of the year. As always, we’re monitoring the situation closely.

How did you position the portfolio during the past six months?

We sought to benefit from improving fundamentals in the municipal bond market. While we believed that the budget challenges faced by many states were significant, we were confident that conditions would improve as long as the broad economy did not stall.

Against this backdrop, we believed that essential service revenue bonds remained attractive, while we remained highly selective regarding the fund’s positioning in local general obligation bonds [G.O.s], which are securities issued at the city or county level. We believe that as the federal government

Credit qualities are shown as a percentage of net assets as of 3/31/12. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time. Credit qualities are included for portfolio securities and are not included for derivative instruments and cash. The fund itself has not been rated by an independent rating agency.

looks to reduce transfer payments to the states — and as states, including California, seek to close their deficits by reducing spending — these types of bonds will be at risk for downgrades or other headline-driven price volatility. And unlike California state general obligation bonds, local G.O.s rely more on property tax revenue than on income or sales taxes. With real-estate prices still under pressure in many markets, property taxes have been slower to recover than other tax sources.

From a credit perspective, we held an overweight position in A- and Baa-rated securities versus the fund’s benchmark. In terms of sectors, we favored higher education, utility, and health-care bonds, particularly those of larger, higher-quality hospitals and continuing-care retirement communities. Overall, this positioning generally helped the fund’s relative performance during the past six months.

What is your outlook for the months ahead?

While technical factors in the market have been positive — specifically, lighter supply and stable demand — uncertainty remains. We believe that states will continue to face financial challenges as the economy struggles to find its footing, and that California will be no exception. For the most part, however, we believe that the fiscal conditions of states and municipalities are showing signs of improvement: Tax receipts are beginning to improve, albeit slowly, and we believe defaults will remain relatively low. We remain focused on the economy and Congress’s plans to reduce the deficit. Higher federal income tax rates, a change in the tax status of municipal bonds, and significant cuts in state funding all would have consequences for the municipal

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges will vary over time. The effective maturity dates of bonds with call features may change as a result of market conditions.

bond market. But for investors with longer time horizons, we believe that our actively managed approach remains a prudent way to diversify holdings and generate tax-exempt income in the municipal bond market.

Thank you, Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul M. Drury, CFA, and Susan A. McCormack, CFA.

IN THE NEWS

Thirteen years after the 17-member eurozone adopted a single currency, Greece became the first member country to officially default. All three major ratings agencies — Standard & Poor’s, Moody’s Investors Service, and Fitch Ratings — have declared Greece to be in default on its sovereign debt. The majority of private holders of Greek bonds have agreed to exchange their existing bonds for new, longer-dated ones with lower interest rates and substantially lower face values. In addition to the country’s debt restructuring, sellers of credit-default swaps — a form of private insurance against default — have agreed to pay approximately $2.5 billion to settle their contracts. Both the debt restructuring and the credit-default swap settlement were completed without triggering a wave of deleveraging or a liquidity crisis within the European banking sector, thus avoiding the long-feared worst-case scenario for investors. Nonetheless, Europe’s structural imbalances likely will remain with us for some time.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/12

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(4/29/83)		(1/4/93)		(7/26/99)		(2/14/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.75%	6.60%	5.97%	5.97%	5.90%	5.90%	6.35%	6.23%	6.79%

10 years	60.40	53.91	50.41	50.41	48.43	48.43	55.88	50.70	62.28
Annual average	4.84	4.41	4.17	4.17	4.03	4.03	4.54	4.19	4.96

5 years	25.45	20.45	21.47	19.49	20.77	20.77	23.67	19.72	26.91
Annual average	4.64	3.79	3.97	3.63	3.85	3.85	4.34	3.67	4.88

3 years	32.41	27.18	29.91	26.91	29.41	29.41	31.32	27.01	33.37
Annual average	9.81	8.34	9.11	8.27	8.97	8.97	9.51	8.30	10.07

1 year	16.25	11.68	15.56	10.56	15.43	14.43	15.97	12.29	16.63

6 months	5.88	1.59	5.41	0.41	5.43	4.43	5.74	2.32	5.96

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 3/31/12

	Barclays Capital Municipal	Lipper California Municipal Debt
	Bond Index	Funds category average*

Annual average (life of fund)	7.27%	6.81%

10 years	70.18	58.54
Annual average	5.46	4.70

5 years	30.20	22.85
Annual average	5.42	4.18

3 years	24.93	31.97
Annual average	7.70	9.63

1 year	12.07	16.35

6 months	3.91	5.74

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/12, there were 114, 114, 109, 99, 80, and 3 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/12

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		6

Income [1]	$0.175497		$0.150337	$0.144212	$0.164308		$0.184097

Capital gains [2]	—		—	—	—		—

Total	$0.175497		$0.150337	$0.144212	$0.164308		$0.184097

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

9/30/11	$7.83	$8.16	$7.83	$7.87	$7.81	$8.07	$7.85

3/31/12	8.11	8.45	8.10	8.15	8.09	8.36	8.13

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	4.15%	3.98%	3.52%	3.34%	3.88%	3.75%	4.35%

Taxable equivalent [4]	7.12	6.83	6.04	5.73	6.66	6.43	7.46

Current 30-day SEC yield [5]	N/A	3.26	2.77	2.62	N/A	3.02	3.62

Taxable equivalent [4]	N/A	5.59	4.75	4.49	N/A	5.18	6.21

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 41.70% federal and state combined tax rate for 2012. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class in accordance with SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal year
ended 9/30/11	0.75%	1.38%	1.53%	1.03%	0.53%

Annualized expense ratio for the six-month period
ended 3/31/12	0.75%	1.38%	1.53%	1.03%	0.53%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 1, 2011, to March 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.86	$7.09	$7.86	$5.30	$2.73

Ending value (after expenses)	$1,058.80	$1,054.10	$1,054.30	$1,057.40	$1,059.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2012, use the following calculation method. To find the value of your investment on October 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.79	$6.96	$7.72	$5.20	$2.68

Ending value (after expenses)	$1,021.25	$1,018.10	$1,017.35	$1,019.85	$1,022.35

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Capital Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2012, Putnam employees had approximately $353,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 3/31/12 (Unaudited)

Key to holding’s abbreviations
ABAG Association Of Bay Area Governments	NATL National Public Finance Guarantee Corp.
AGM Assured Guaranty Municipal Corporation	Radian Insd. Radian Group Insured
AGO Assured Guaranty, Ltd.	SGI Syncora Guarantee, Inc.
AMBAC AMBAC Indemnity Corporation	TAN Tax Anticipation Notes
Cmnwlth. of PR Gtd. Commonwealth of Puerto	U.S. Govt. Coll. U.S. Government Collateralized
Rico Guaranteed	VRDN Variable Rate Demand Notes, which are
COP Certificates of Participation	floating-rate securities with long-term maturities,
FGIC Financial Guaranty Insurance Company	that carry coupons that reset every one or seven
G.O. Bonds General Obligation Bonds	days. The rate shown is the current interest rate at the
close of the reporting period.

MUNICIPAL BONDS AND NOTES (99.5%)*	Rating**	Principal amount	Value

California (93.1%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Sharp Hlth. Care), 6 1/4s, 8/1/39	A+	$20,750,000	$24,001,317
(Episcopal Sr. Cmnty.), 6 1/8s, 7/1/41	BBB+	2,045,000	2,145,491
(St. Rose Hosp.), Ser. A, 6s, 5/15/29	A–	5,625,000	6,176,531

Alameda, Corridor Trans. Auth. Rev. Bonds,
Ser. A, AMBAC, zero %, 10/1/19	BBB+	29,270,000	20,788,139

Anaheim, Pub. Fin. Auth. Rev. Bonds
(Elec. Syst. Distr. Fac.), Ser. A, 5 3/8s, 10/1/36	AA–	3,000,000	3,335,310
(Distr. Syst.), NATL, 5s, 10/1/29	A+	1,945,000	2,007,921

Arcadia, Unified School Dist. G.O. Bonds
(Election of 2006), Ser. A, AGM, zero %, 8/1/18	Aa2	1,500,000	1,181,880

Bay Area Toll Auth. of CA Rev Bonds, Ser. F, 5s,
4/1/31 T	AA	13,600,000	14,974,154

Burbank, Pub. Fin. Auth. Rev. Bonds (West Olive
Redev.), AMBAC, 5s, 12/1/26	BBB+	3,390,000	3,293,724

CA Rev. Bonds
(Catholic Hlth. Care West), Ser. A, 6s, 7/1/39	A2	10,250,000	11,679,158
(Adventist Hlth. Syst.-West), Ser. A,
5 3/4s, 9/1/39	A	10,500,000	11,491,514

CA Edl. Fac. Auth. Rev. Bonds
(Claremont Graduate U.), Ser. A, 6s, 3/1/38	A3	1,045,000	1,137,347
(CA Lutheran U.), 5 3/4s, 10/1/38	Baa1	5,000,000	5,242,350
(Pacific U.), 5 1/2s, 11/1/39	A2	1,150,000	1,253,109
(Pacific U.), 5 1/2s, 11/1/39 (Prerefunded 11/1/19)	A2	100,000	128,622
(U. of the Pacific), 5 1/4s, 11/1/29	A2	1,265,000	1,379,495
(Loyola-Marymount U.), Ser. A, 5 1/8s, 10/1/40	A2	2,955,000	3,111,645
(U. Redlands), Ser. A, 5 1/8s, 8/1/38	A3	6,430,000	6,493,464
(Claremont Graduate U.), Ser. A, 5 1/8s, 3/1/28	A3	1,270,000	1,343,787
(U. Southern CA), Ser. A, 5s, 10/1/39	Aa1	6,670,000	7,327,729
(U. of The Pacific), 5s, 11/1/36	A2	10,735,000	11,049,321
(U. of La Verne), Ser. A, 5s, 6/1/35	Baa2	1,000,000	1,000,220
(U. of La Verne), Ser. A, 5s, 6/1/31	Baa2	1,970,000	1,975,004
(Chapman U.), 5s, 4/1/31	A2	2,425,000	2,572,755
(Claremont Graduate U.), Ser. A, 5s, 3/1/31	A3	2,465,000	2,548,243
(U. of the Pacific), 5s, 11/1/30	A2	2,500,000	2,588,325

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

California cont.
CA Edl. Fac. Auth. Rev. Bonds
(CA College of Arts), 5s, 6/1/30	Baa3	$1,825,000	$1,753,296
(Lutheran U.), Ser. C, 5s, 10/1/29	Baa1	1,500,000	1,543,845
(U. of The Pacific), 5s, 11/1/25	A2	4,000,000	4,262,200
(Lutheran U.), Ser. C, 5s, 10/1/24	Baa1	1,250,000	1,279,963
(Lutheran U.), Ser. C, 4 1/2s, 10/1/19	Baa1	2,830,000	2,892,203

CA Hlth. Fac. Fin. Auth. Rev. Bonds
(Providence Hlth. & Svcs.), Ser. C, 6 1/2s, 10/1/38	Aa2	5,400,000	6,482,646
(Providence Hlth. & Svcs.), Ser. C, 6 1/2s,
10/1/38 (Prerefunded 10/1/18)	Aa2	100,000	132,417
(Providence Hlth. & Svcs.), Class C,
6 1/4s, 10/1/28	Aa2	3,350,000	4,018,493
(Catholic Hlth. Care West), Ser. J, 5 5/8s, 7/1/32	A2	2,750,000	2,982,788
(Sutter Hlth.), Ser. A, 5 1/4s, 11/15/46	Aa3	10,000,000	10,418,800
(Stanford Hosp.), Ser. A-2, 5 1/4s, 11/15/40	Aa3	1,000,000	1,100,590
(Scripps Hlth.), Ser. A, 5s, 11/15/40	Aa3	1,500,000	1,602,615
(Cedars Sinai Med. Ctr.), 5s, 8/15/39	A2	14,170,000	14,899,329
(Cedars-Sinai Med. Ctr.), 5s, 11/15/34	AAA	6,250,000	6,466,625
(Scripps Hlth.), Ser. A, 5s, 11/15/32	Aa3	1,000,000	1,102,620
(CA-NV Methodist), 5s, 7/1/26	A–	1,745,000	1,793,145

CA Hlth. Fac. Fin. Auth. VRDN (Adventist Hlth.
Syst.), Ser. B, 0.14s, 9/1/25	VMIG1	4,200,000	4,200,000

CA Hsg. Fin. Agcy. Rev. Bonds
Ser. J, 5 3/4s, 8/1/47	A	2,850,000	2,872,686
(Home Mtge.), Ser. H, FGIC, 5 3/4s, 8/1/30	A	10,000	10,063
(Multi-Fam. Hsg. III), Ser. B, NATL,
5 1/2s, 8/1/39	A3	1,650,000	1,584,578
(Home Mtge.), Ser. L, 5.2s, 8/1/28	A	2,525,000	2,539,923
(Home Mtge.), Ser. I, 4 7/8s, 8/1/41	A	4,060,000	3,601,058
(Home Mtge.), Ser. M, 4 3/4s, 8/1/42	A	8,050,000	6,833,967
(Home Mtge.), Ser. K, 4 5/8s, 8/1/26	Baa2	2,500,000	2,305,525
(Home Mtge.), Ser. I, 4.6s, 8/1/21	A	3,310,000	3,186,438

CA Infrastructure & Econ. Dev. Bank Rev. Bonds
(CA Indpt. Syst. Operator), Ser. A, 6 1/4s, 2/1/39	A1	12,000,000	13,051,560
(Oakland Unified School Dist. Fin.), 5s, 8/15/22	A–	4,985,000	5,030,663
(Los Angeles Museum), VRDN Ser. B, 0.2s, 9/1/37	VMIG1	3,900,000	3,900,000

CA Infrastructure & Econ. Dev. Bank VRDN
(Los Angeles Museum), Ser. A, 0.2s, 9/1/37	VMIG1	3,200,000	3,200,000

CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central CA)
5 1/4s, 2/1/46	Baa2	11,000,000	10,811,130
5 1/4s, 2/1/37	Baa2	14,650,000	14,729,403

CA Muni. Fin. Auth. Rev. Bonds
(U. of La Verne), Ser. A, 6 1/4s, 6/1/40	Baa2	4,000,000	4,362,040
(Emerson College), 6s, 1/1/42	Baa1	1,000,000	1,104,710
(Biola U.), 5 7/8s, 10/1/34	Baa1	12,470,000	13,348,262
(Biola U.), 5.8s, 10/1/28	Baa1	220,000	238,355
(Eisenhower Med. Ctr.), Ser. A, 5 3/4s, 7/1/40	Baa2	10,500,000	10,932,180
(Emerson College), 5 3/4s, 1/1/33	Baa1	1,000,000	1,095,980
(Loma Linda U.), 5s, 4/1/28	A	2,000,000	2,057,760
(U. Students Coop Assn.), 5s, 4/1/22	BBB–	790,000	802,537

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

California cont.
CA Muni. Fin. Auth. Sr. Living Rev. Bonds
(Pilgrim Place Claremont), Ser. A, 6 1/8s, 5/15/39	A–	$4,000,000	$4,291,080

CA Poll. Control Fin. Auth. Rev. Bonds (San Jose
Wtr. Co.), 5.1s, 6/1/40	A	4,500,000	4,745,250

CA Poll. Control Fin. Auth. VRDN (Pacific Gas &
Electric Corp.)
Class C, 0.19s, 11/1/26	A–1+	9,590,000	9,590,000
Ser. E, 0.20s, 11/1/26	VMIG1	16,200,000	16,200,000
Ser. F, 0.20s, 11/1/26	A–1+	19,700,000	19,700,000

CA Poll. Control Fin. Auth. Solid Waste Disp.
Rev. Bonds (Waste Management, Inc.)
Ser. A-2, 5.4s, 4/1/25	BBB	7,500,000	7,894,575
Ser. B, 5s, 7/1/27	BBB	4,500,000	4,662,315

CA Poll. Control Fin. Auth. Wtr. Fac. Rev. Bonds
(American Wtr. Cap. Corp.), 5 1/4s, 8/1/40	BBB+	4,000,000	4,023,000

CA State G.O. Bonds
6 1/2s, 4/1/33	A1	43,000,000	52,066,550
5 3/4s, 4/1/31	A1	40,620,000	46,082,984
5 1/4s, 2/1/29	A1	4,000,000	4,443,920
5s, 11/1/32	A1	3,360,000	3,590,362

CA State Enterprise Auth. Swr. Fac. Rev. Bonds
(Anheuser-Busch), 5.3s, 9/1/47	A3	2,000,000	2,003,980

CA State Pub. Wks. Board Rev. Bonds
Ser. I-1, 6 1/8s, 11/1/29	A2	3,000,000	3,455,280
(Dept. of Ed. — Riverside Campus), Ser. B,
6 1/8s, 4/1/29	A2	490,000	563,917
(Dept. of Dev. Svcs. — Porterville), Ser. C,
6s, 4/1/27	A2	575,000	669,668
(Dept. of Ed. — Riverside Campus), Ser. B,
6s, 4/1/26	A2	2,625,000	3,082,196
(Trustees CA State U.), Ser. D, 6s, 4/1/26	Aa3	1,365,000	1,618,713
(Riverside Campus), Ser. B, 6s, 4/1/25	A2	1,755,000	2,065,477
(Dept. of Dev. Svcs. — Porterville), Ser. C,
6s, 4/1/24	A2	3,615,000	4,261,977
(Dept. of Ed. — Riverside Campus), Ser. B,
6s, 4/1/24	A2	4,485,000	5,287,680
Ser. G-1, 5 3/4s, 10/1/30	A2	11,500,000	12,791,680
Ser. A-1, 5 1/2s, 3/1/25	A2	2,500,000	2,725,450
(Regents U.), Ser. E, 5s, 4/1/29	Aa2	7,015,000	7,576,761
(Regents U.), Ser. E, 5s, 4/1/28	Aa2	8,290,000	8,985,780

CA State Pub. Wks. Board Lease Rev. Bonds
Ser. A, NATL, 6 1/2s, 9/1/17	A2	24,580,000	27,460,776
(Dept. of Corrections-State Prisons), Ser. A,
AMBAC, 5s, 12/1/19	A2	17,250,000	18,797,670

CA State U. Rev. Bonds (Systemwide), Ser. A,
5 3/4s, 11/1/28	Aa2	5,000,000	5,659,350

CA Statewide Cmnty. Dev. Auth. COP (The Internext
Group), 5 3/8s, 4/1/30	BBB	15,300,000	15,301,224

CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Thomas Jefferson School of Law), Ser. A,
7 1/4s, 10/1/38	BB+	2,415,000	2,578,013
(American Baptist Homes West), 6 1/4s, 10/1/39	BBB	4,500,000	4,679,730

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

California cont.
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Sutter Hlth.), Ser. A, 6s, 8/15/42	Aa3	$5,000,000	$5,789,350
(Irvine, LLC-UCI East Campus), 6s, 5/15/40	Baa2	11,000,000	11,715,550
(American Baptist Homes West), 5 3/4s, 10/1/25	BBB	950,000	987,449
(Sutter Hlth.), Ser. B, 5 1/4s, 11/15/48	Aa3	2,000,000	2,103,300
(Huntington Memorial Hosp.), 5s, 7/1/35	A+	11,175,000	11,347,765
(Sr. Living-Presbyterian Homes), Ser. A,
4 7/8s, 11/15/36	BBB–	1,000,000	890,280

CA Statewide Cmnty. Dev. Auth. VRDN (Rady
Childrens Hosp.), Ser. B, 0.14s, 8/15/47	VMIG1	3,800,000	3,800,000

CA Statewide Cmnty. Dev. Auth. 144A Rev.
Bonds (Front Porch Cmntys. & Svcs.), Ser. A,
5 1/8s, 4/1/37	BBB	9,500,000	9,131,305

CA Statewide Cmnty. Dev. Auth. Special Tax
Rev. Bonds
(Cmnty. Fac. Dist. No. 1-Zone 1C), 7 1/4s, 9/1/30	BB/P	2,270,000	2,284,982
(Citrus Garden Apt. Project - D1), 5 1/4s, 7/1/22
(Prerefunded 7/1/12)	AAA	1,630,000	1,682,584
(Cmnty. Fac. Dist. No. 1-Zone 1B), zero %, 9/1/20	BB/P	1,110,000	562,481

CA Statewide Cmnty., Dev. Auth. Rev. Bonds
(Sr. Living — Presbyterian Homes), 7 1/4s, 11/15/41	BBB–	6,000,000	6,681,060
(Enloe Med. Ctr.), 6 1/4s, 8/15/33	A–	7,500,000	8,253,675
(Enloe Med. Ctr.), 6 1/4s, 8/15/28	A–	5,000,000	5,584,650
(Catholic Hlth. Care West), Ser. A, 5 1/2s, 7/1/30	A2	9,940,000	10,859,052
(Kaiser Permanente), Ser. B, 5 1/4s, 3/1/45	A+	19,000,000	19,808,830
Ser. C, 5 1/4s, 8/1/31	A+	7,600,000	8,173,344
(Kaiser Permanente), Ser. B, 5s, 3/1/41	A+	1,815,000	1,868,742
(Henry Mayo Newhall Memorial Hosp.), 5s, 10/1/27	A–	3,685,000	3,817,771
(Henry Mayo Newhall Memorial Hosp.), 5s, 10/1/20	A–	1,055,000	1,137,607

CA Statewide Fin. Auth. Tobacco Settlement Rev.
Bonds, Class B, 5 5/8s, 5/1/29	B2	2,960,000	2,959,734

CA Tobacco Securitization Agcy. Rev. Bonds
(Sonoma Cnty. Corp.), Ser. B, 5 1/2s, 6/1/30
(Prerefunded 6/1/12)	AAA/F	3,145,000	3,164,405

Carlsbad, Unified School Dist. G.O. Bonds, FGIC,
NATL, zero %, 11/1/21	Aa2	2,250,000	1,531,238

Castaic Lake, Wtr. Agcy. COP (Water Syst. Impt.),
AMBAC, zero %, 8/1/27	AA	10,000,000	4,826,800

Chino Basin, Desalter Auth. Rev. Bonds, Ser. A,
AGO, 5s, 6/1/30	Aa3	3,540,000	3,811,412

Chula Vista, Cmnty. Fac. Dist. Special Tax
Rev. Bonds
(No. 06-1 Eastlake Woods Area), 6.2s, 9/1/33	BBB/P	3,750,000	3,797,025
(No. 06-1 Eastlake Woods Area), 6.15s, 9/1/26	BBB/P	2,000,000	2,033,480
(No. 07-1 Otay Ranch Village Eleven),
5 7/8s, 9/1/34	BB+/P	2,320,000	2,341,321
(No. 07-I Otay Ranch Village Eleven), 5.1s, 9/1/26	BB+/P	340,000	342,115

Chula Vista, Indl. Dev. Rev. Bonds (San Diego Gas)
Ser. C, 5 7/8s, 2/15/34	Aa3	2,600,000	2,987,868
Ser. D, 5 7/8s, 1/1/34	Aa3	5,000,000	5,745,900

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

California cont.
Coast, Cmnty. College Dist. G.O. Bonds, NATL
zero %, 8/1/22	Aa1	$1,280,000	$840,128
zero %, 8/1/21	Aa1	4,500,000	3,144,735

Commerce, Redev. Agcy. Rev. Bonds (Project 1),
zero %, 8/1/21 (Escrowed to maturity)	AAA/P	58,200,000	36,700,337

Compton, Unified School Dist. G.O. Bonds
(Election of 2002), Ser. D, AMBAC
zero %, 6/1/18	Aa3	7,295,000	5,870,141
zero %, 6/1/17	Aa3	7,145,000	6,044,170

Contra Costa, Home Mtge. Fin. Auth. Rev. Bonds,
Ser. G, NATL, zero %, 9/1/17 (Escrowed
to maturity)	Aaa	21,065,000	13,887,101

Corona, Cmnty. Fac. Dist. Special Tax (No. 97-2
Eagle Glen), Ser. 97-2, 5 3/4s, 9/1/16	BBB+/P	2,395,000	2,417,393

Delano, COP (Delano Regl. Med. Ctr.), 5.6s, 1/1/26	BBB–	20,200,000	20,203,030

Duarte, COP, Ser. A
5 1/4s, 4/1/31	A1	7,000,000	7,022,890
5 1/4s, 4/1/24	A1	3,000,000	3,009,630

El Camino, Hosp. Dist. Rev. Bonds, Ser. A, AMBAC,
6 1/4s, 8/15/17 (Escrowed to maturity)	AA/F	8,510,000	9,551,879

Folsom Cordova, Unified School Dist. G.O. Bonds
(School Fac. Impt. Dist. No. 1), Ser. A, NATL,
zero %, 10/1/25	A1	1,505,000	739,181

Foothill-De Anza, Cmnty. College Dist. G.O.
Bonds, Ser. C, 5s, 8/1/40	Aaa	6,750,000	7,481,295

Foothill/Eastern Corridor Agcy. Rev. Bonds (CA
Toll Roads)
5 3/4s, 1/15/40	Baa3	19,000,000	18,945,850
NATL, 5 3/8s, 1/15/14	Baa2	5,000,000	5,009,200
Ser. A, 5s, 1/1/35	Baa3	2,000,000	1,817,900

Golden State Tobacco Securitization Corp.
Rev. Bonds
Ser. A-4, 7.8s, 6/1/42 (Prerefunded 6/1/13)	Aaa	6,075,000	6,601,399
Ser. 03 A-1, 6 1/4s, 6/1/33	Aaa	8,760,000	9,241,099
Ser. A-1, 5s, 6/1/33	B3	12,340,000	9,368,774
Ser. A, 4.55s, 6/1/22	Aa3	4,085,000	4,181,733
Ser. A-1, 4 1/2s, 6/1/27	B	10,675,000	8,907,220
Ser. S-B, zero %, 6/1/47	CCC+	24,000,000	1,134,960
Ser. A, AMBAC, zero %, 6/1/24	A2	15,500,000	8,522,985

Golden West, School Fin. Auth. Rev. Bonds,
Ser. A, NATL
zero %, 8/1/20	Baa2	2,000,000	1,337,700
zero %, 2/1/20	Baa2	2,480,000	1,699,296

Huntington Beach, Cmnty. Fac. Dist. Special Tax
(No. 2003-1 Huntington Ctr.)
5.85s, 9/1/33	BB+/P	2,845,000	2,874,019
5.8s, 9/1/23	BB+/P	1,000,000	1,022,670

Imperial Irrigation Elec. Dist. Rev. Bonds
Ser. A, 6 1/4s, 11/1/31	AA–	1,000,000	1,198,070
Ser. A, 5 1/2s, 11/1/41	AA–	9,000,000	9,855,270
5 1/8s, 11/1/38	AA–	7,000,000	7,388,990

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

California cont.
Infrastructure & Econ. Dev. Bank Rev. Rev. Bonds
(J. David Gladstone Inst.), Ser. A, 5s, 10/1/31	A–	$4,000,000	$4,036,120

Irvine, Impt. Board Act of 1915 G.O. Bonds
(Assmt. Dist. No. 03-19-Group 2), 5.45s, 9/2/23	BBB/P	935,000	955,682

Irvine, Impt. Board Act of 1915 Special Assmt.
Bonds (Dist. No. 04-20)
5s, 9/2/25	BB–/P	2,000,000	2,039,780
5s, 9/2/21	BB–/P	1,000,000	1,033,490
5s, 9/2/20	BB–/P	1,000,000	1,034,160
5s, 9/2/19	BB–/P	1,000,000	1,034,960
4 7/8s, 9/2/18	BB–/P	1,000,000	1,035,090

Irvine, Impt. Board Act of 1915 Ltd. Oblig. Special
Assmt. Bonds (No. 03-19 Group 4), 5s, 9/2/29	BB/P	665,000	654,340

Las Virgenes, Unified School Dist. G.O. Bonds
Ser. A, AGM, 5s, 8/1/28	Aa2	5,245,000	5,547,164
AGM, zero %, 11/1/23	Aa2	1,395,000	804,706

Long Beach, Bond Fin. Auth. Rev. Bonds
(Natural Gas), Ser. A, 5 1/2s, 11/15/28	A–	5,000,000	5,549,300
(Aquarium of the Pacific), 5s, 11/1/30 ∆	A1	1,000,000	1,092,180
(Aquarium of the Pacific), 5s, 11/1/29 ∆	A1	1,250,000	1,371,525

Los Angeles, Cmnty. College Dist. G.O. Bonds
(Election of 2008), Ser. A, 6s, 8/1/33	Aa1	10,000,000	11,981,000

Los Angeles, Cmnty. Redev. Agcy. Fin. Auth. Rev.
Bonds (Bunker Hill), Ser. A, AGM, 5s, 12/1/27	Aa3	16,000,000	16,802,720

Los Angeles, Dept. Arpt. Rev. Bonds (Los Angeles
Intl. Arpt.)
Ser. A, 5s, 5/15/40	AA	5,000,000	5,397,250
Ser. D, 5s, 5/15/40	AA	11,500,000	12,413,675

Los Angeles, Harbor Dept. Rev. Bonds, U.S. Govt.
Coll., 7.6s, 10/1/18 (Escrowed to maturity)	AA+	14,970,000	18,060,855

Los Angeles, Unified School Dist. G.O. Bonds
Ser. D, 5s, 1/1/34	Aa2	3,865,000	4,201,912
Ser. F, 5s, 7/1/29	Aa2	2,000,000	2,214,600

M-S-R Energy Auth. Rev. Bonds, Ser. A,
6 1/2s, 11/1/39	A–	5,000,000	6,220,400

Metro. Wtr. Dist. Rev. Bonds (Southern CA Wtr.
Wks.), 5 3/4s, 8/10/18	AAA	20,000,000	23,806,400

Murrieta Valley, Unified School Dist. G.O. Bonds,
AGM, zero %, 9/1/31	Aa3	6,445,000	2,214,760

Napa Valley, Cmnty. College Dist. G.O. Bonds
(Election of 2002), Ser. C, NATL
zero %, 8/1/22	Aa2	5,000	3,145
zero %, 8/1/21	Aa2	8,575,000	5,734,703

North Natomas, Cmnty. Fac. Special Tax Bonds
Ser. B, 6 3/8s, 9/1/31	BBB–/P	6,150,000	6,175,892
(Dist. No. 4), Ser. D, 5s, 9/1/33	BBB–/P	3,770,000	3,630,736
Ser. D, 5s, 9/1/26	BBB–/P	1,710,000	1,710,599

Northern CA Pwr. Agcy. Rev. Bonds (Hydroelec.
Project No. 1), Ser. A
5s, 7/1/32	A	700,000	769,426
5s, 7/1/30	A	1,000,000	1,109,930

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

California cont.
Oakland, Joint Powers Fin. Auth. VRDN (Fruitvale
Transit Village), Ser. B, 0.21s, 7/1/33	VMIG1	$1,275,000	$1,275,000

Oakland, Swr. Rev. Bonds, Ser. A, AGM, 5s, 6/15/26	Aa3	3,690,000	3,827,305

Oakland, Unified School Dist. Alameda Cnty., G.O.
Bonds (Election of 2006), Ser. A, 6 1/8s, 8/1/29	BBB/P	4,000,000	4,372,800

Orange Cnty., Cmnty. Fac. Dist. Special Tax
Rev. Bonds
(Ladera Ranch — No. 03-1), Ser. A, 5 5/8s, 8/15/34	BBB–/P	2,750,000	2,771,835
(Ladera Ranch No. 02-1), Ser. A, 5.55s, 8/15/33	BBB–/P	3,725,000	3,730,066
(Ladera Ranch — No. 03-1), Ser. A, 5 1/2s, 8/15/23	BBB–/P	1,000,000	1,009,600

Palomar Pomerado, Hlth. G.O. Bonds (Election
of 2004), Ser. A, AGO
zero %, 8/1/27	Aa3	3,395,000	1,633,776
zero %, 8/1/26	Aa3	5,000,000	2,573,700
zero %, 8/1/24	Aa3	5,130,000	2,967,859

Pico Rivera, Pub. Fin. Auth. Lease Rev. Bonds
5 3/4s, 9/1/39	A+	6,000,000	6,317,160
5 1/2s, 9/1/31	A+	1,000,000	1,068,210

Placentia, Redev. Auth. Tax Alloc. Rev. Bonds,
Ser. B, 5 3/4s, 8/1/32	BBB+	3,000,000	3,012,240

Poway, Unified School Dist. G.O. Bonds (Election
of 2008), zero %, 8/1/29	Aa2	11,350,000	4,735,220

Rancho Cordova, Cmnty. Fac. Dist. Special Tax
(No. 2003-1 Sunridge Anatolia), 6.1s, 9/1/37	BB+/P	1,485,000	1,487,005

Rancho Mirage, Joint Powers Fin. Auth. Rev. Bonds
(Eisenhower Med. Ctr.), Ser. A, 5s, 7/1/47	Baa2	6,000,000	5,677,140

Redding, Elec. Syst. COP, NATL, 6.368s, 7/1/22
(Escrowed to maturity)	Baa2	18,465,000	22,783,039

Redwood City, Redev. Agcy., TAN (Redev. Area
2-A), AMBAC, zero %, 7/15/22	A–	3,230,000	1,892,134

Richmond, JT Pwrs. Fin. Auth. Rev. Bonds (Lease
Civic Ctr.), AGO, 5 3/4s, 8/1/29	Aa3	2,000,000	2,212,180

Rio Linda, Unified School Dist. G.O. Bonds
(Election of 2006), AGM, 5s, 8/1/31	Aa3	6,000,000	6,326,100

Ripon, Redev. Agcy. Tax Alloc. (Cmnty. Redev.),
NATL, 4 3/4s, 11/1/36	Baa2	1,460,000	1,277,748

Riverside Cnty., Pub. Fin. Auth. COP, 5.8s, 5/15/29	B/P	4,250,000	2,222,623

Rohnert Pk., Cmnty. Dev. Agcy. Tax Alloc. Bonds
(Rohnert Redev.), NATL, zero %, 8/1/25	A–	1,340,000	659,655

Sacramento City Fin. Auth. TAN, Ser. A, FGIC,
NATL, zero %, 12/1/23	A–	15,815,000	8,535,988

Sacramento Cnty., Arpt. Syst. Rev. Bonds
5s, 7/1/40	A2	2,650,000	2,762,466
Ser. A, AGM, 5s, 7/1/28	Aa3	1,500,000	1,617,240
Ser. A, AGM, 5s, 7/1/26	Aa3	5,000,000	5,425,750
Ser. A, AGM, 5s, 7/1/25	Aa3	3,990,000	4,348,462

Sacramento, Special Tax Rev. Bonds (North Natomas
Cmnty. Fac.)
Ser. 01-03, 6s, 9/1/28	BBB/P	1,455,000	1,460,645
5.7s, 9/1/23	BBB–/P	4,795,000	4,857,527

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

California cont.
Sacramento, City Fin. Auth. Tax Alloc. Bonds
Ser. A, FGIC, NATL, zero %, 12/1/22	A–	$7,500,000	$4,353,000
(Cap. Appn.), Ser. A, FGIC, NATL, zero %, 12/1/19	A–	5,000,000	3,558,650

Sacramento, Muni. Util. Dist. Rev. Bonds, Ser. X,
5s, 8/15/28	A1	1,650,000	1,864,368

Sacramento, Muni. Util. Dist. Elec. Rev. Bonds,
Ser. K, AMBAC, 5 1/4s, 7/1/24	A1	11,500,000	13,871,874

Sacramento, Muni. Util. Dist. Fin. Auth. Rev.
Bonds (Cosumnes), NATL, 5s, 7/1/19	Baa2	1,070,000	1,181,526

San Bernardino, Cmnty. College Dist. G.O. Bonds
(Election of 2002), Ser. A, 6 1/4s, 8/1/33	Aa2	1,000,000	1,179,610

San Diego, Pub. Fac. Fin. Auth. Rev. Bonds
Ser. A, 5 1/4s, 3/1/40	A2	1,000,000	1,030,090
Ser. A, 5 1/4s, 9/1/35	A2	1,500,000	1,557,750
Ser. A, 5 1/4s, 3/1/25	A2	6,065,000	6,525,334
(Southcrest), Ser. B, Radian Insd., 5 1/8s, 10/1/22	Baa3	1,000,000	991,600
Ser. A, 5s, 9/1/26	A2	6,265,000	6,548,992

San Diego, Pub. Fac. Fin. Auth. Swr. Rev. Bonds,
Ser. A
5 1/4s, 5/15/29	Aa3	1,245,000	1,425,114
5 1/8s, 5/15/29	Aa3	7,885,000	8,881,033

San Diego, Redev. Agcy. Tax Alloc. (Centre City),
Ser. A, SGI, 5s, 9/1/22	A	4,665,000	4,776,307

San Diego, Unified School Dist. G.O. Bonds
Ser. C, zero %, 7/1/46	Aa2	10,000,000	1,514,000
(Election of 2008), Ser. C, zero %, 7/1/44	Aa2	15,000,000	2,543,700

San Francisco City & Cnty. Arpt. Comm. Intl.
Arpt. Rev. Bonds, 5s, 5/1/29	A1	1,800,000	2,014,542

San Francisco, City & Cnty. Arpt. Comm. Rev.
Bonds (Intl. Arpt.)
Ser. 34D, AGO, 5 1/4s, 5/1/25	Aa3	2,250,000	2,498,828
Ser. F, 5s, 5/1/40	A1	4,750,000	5,001,180
Ser. G, 5s, 5/1/40	A1	4,400,000	4,632,672

San Francisco, City & Cnty. Redev. Fin. Auth. TAN
(Mission Bay North Redev.), Ser. C, 6 3/4s, 8/1/41	A–	1,000,000	1,120,520

San Francisco, City & Cnty. Redev. Fin. Auth. Tax
Alloc. Bonds (Mission Bay South), Ser. D,
6 5/8s, 8/1/39	BBB	1,250,000	1,349,350

San Joaquin Cnty. Trans. Auth. Rev. Bonds,
Ser. A, 5 1/2s, 3/1/41	AA	7,000,000	7,959,980

San Joaquin Hills, Trans. Corridor Agcy. Rev.
Bonds (Toll Road), Ser. A, 5s, 1/1/33	BB–	34,125,000	29,593,199

San Jose, Redev. Agcy. Tax Alloc. Bonds (Merged
Area Redev.), Ser. B, Radian Insd., 5s, 8/1/32	BBB	3,935,000	3,583,565

San Juan, Basin Auth. Rev. Bonds (Ground Wtr.
Recvy.), AMBAC, 5s, 12/1/34	A/P	1,000,000	963,180

San Mateo Cnty., Cmnty. College G.O. Bonds
(Election of 2005)
Ser. B, NATL, zero %, 9/1/27	Aaa	10,545,000	5,303,924
Ser. A, NATL, zero %, 9/1/26	Aaa	4,000,000	2,130,560

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

California cont.
Santa Barbara Cnty., Waterfront COP, AMBAC,
5s, 10/1/27	A3	$4,590,000	$4,635,257

Santa Clara, Elec. Rev. Rev. Bonds, Ser. A
6s, 7/1/31	A	2,500,000	2,864,225
5 1/4s, 7/1/32	A	4,000,000	4,344,240

Santaluz, Cmnty. Facs. Dist. No. 2 Special Tax
Rev. Bonds
(Impt. Area No. 3), Ser. B, 6.2s, 9/1/30	BBB/P	495,000	497,663
(Impt. Area No. 3), Ser. B, 6.1s, 9/1/21	BBB/P	500,000	504,010
(Impt. Area No. 1), Ser. A, 5 1/4s, 9/1/27	BBB+	3,315,000	3,537,933
(Impt. Area No. 1), Ser. A, 5 1/4s, 9/1/26	BBB+	1,500,000	1,612,860
(Impt. Area No. 1), Ser. A, 5.1s, 9/1/30	BBB+	500,000	518,125

Saugus, Unified School Dist. G.O. Bonds, FGIC,
NATL, zero %, 8/1/24	Aa2	1,210,000	707,656

Semitropic, Impt. Dist. Wtr. Storage Rev. Bonds,
Ser. A, SGI, 5 1/8s, 12/1/35	AA	3,000,000	3,142,800

Sierra View, Hlth. Care Dist. Rev. Bonds
5 1/4s, 7/1/37	A/F	4,500,000	4,550,940
5 1/4s, 7/1/32	A/F	1,000,000	1,021,490

Solano, Cmnty. College Dist. G.O. Bonds (Election
of 2002), Ser. B, FGIC, NATL, zero %, 8/1/25	Aa3	9,020,000	4,701,495

Southern CA Pub. Pwr. Auth. Rev. Bonds
(Natural Gas No. 1), Ser. A, 5 1/4s, 11/1/24	Baa1	2,850,000	3,067,655
(Natural Gas), Ser. A, 5 1/4s, 11/1/21	Baa1	1,500,000	1,627,995
Ser. A, 5s, 7/1/40	AA–	6,860,000	7,342,189

Stockton, Redev. Agcy. Rev. Bonds (Stockton
Events Ctr.), FGIC, NATL, 5s, 9/1/28	BBB	1,500,000	1,307,805

Sunnyvale, Cmnty. Fac. Dist. Special Tax Rev.
Bonds, 7.65s, 8/1/21	B+/P	4,535,000	4,540,306

Sweetwater, High School COP, AGM, 5s, 9/1/27	Aa3	7,840,000	7,951,406

Thousand Oaks, Cmnty. Fac. Dist. Special Tax Rev.
Bonds (Marketplace 94-1)
6 7/8s, 9/1/24	B–/P	5,000,000	5,035,850
zero %, 9/1/14	B–/P	1,240,000	1,054,012

Tobacco Securitization Auth. of Southern CA
Rev. Bonds
Ser. A, 5 5/8s, 6/1/43 (Prerefunded 6/1/12)	Aaa	5,000,000	5,043,150
Class A1-SNR, 5 1/8s, 6/1/46	B+	5,000,000	3,662,650
Ser. A1-SNR, 5s, 6/1/37	BB+	2,000,000	1,512,400

Tracy, Operational Partnership, Joint Powers
Auth. Lease Rev. Bonds, AGO
6 3/8s, 10/1/38	AA–	2,200,000	2,485,406
6 1/4s, 10/1/33	AA–	3,000,000	3,397,200

Tuolumne Wind Project Auth. Rev. Bonds
(Tuolumne Co.), Ser. A
5 7/8s, 1/1/29	A+	6,000,000	6,879,840
5 5/8s, 1/1/29	A+	1,000,000	1,131,700

Turlock, Irrigation Dist. Ser. A, 5s, 1/1/40	A+	15,640,000	16,395,412

U. of CA Rev. Bonds, Ser. O, 5 1/4s, 5/15/39	Aa1	10,000,000	10,974,400

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

California cont.
Ventura Cnty., COP (Pub. Fin. Auth. III)
5 3/4s, 8/15/29	AA	$1,500,000	$1,670,985
5 3/4s, 8/15/28	AA	1,745,000	1,952,184

Vernon, Elec. Syst. Rev. Bonds, Ser. A,
5 1/8s, 8/1/21	A–	4,000,000	4,272,600

West Kern, Cmnty. Coll. Dist. G.O. Bonds
(Election of 2004), Ser. B, SGI, zero %, 11/1/24	A1	2,395,000	1,262,045

Yucaipa Special Tax Bonds (Cmnty. Fac. Dist. No.
98-1 Chapman Heights), 5 3/8s, 9/1/30	BBB+	750,000	778,853

			1,513,068,584
Guam (0.2%)
Territory of GU, Bus. Privilege Tax Rev. Bonds,
Ser. A, 5s, 1/1/31	A	1,000,000	1,080,800

Territory of GU, Govt. Wtr. Wks. Auth. Wtr. &
Waste Wtr. Syst. Rev. Bonds, 5 5/8s, 7/1/40	Ba2	2,450,000	2,437,750

			3,518,550
Puerto Rico (6.1%)
Children’s Trust Fund Tobacco Settlement Rev.
Bonds (Asset Backed Bonds), 5 5/8s, 5/15/43	Baa3	4,000,000	3,967,760

Cmnwlth. of PR, G.O. Bonds
Ser. C, 6 1/2s, 7/1/40	Baa1	5,000,000	5,624,000
Ser. C, 6s, 7/1/39	Baa1	3,770,000	4,008,113
Ser. A, 5 1/4s, 7/1/34	Baa1	2,750,000	2,842,565

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
Ser. A
6s, 7/1/44	Baa2	14,000,000	14,680,260
6s, 7/1/38	Baa2	5,850,000	6,195,150

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
Ser. AA, 5s, 7/1/28	A3	1,200,000	1,209,252

Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env.
Control Facs. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Ba1	14,800,000	14,802,516

Cmnwlth. of PR, Infrastructure Fin. Auth. Special
Tax, Ser. B, 5s, 7/1/31	Baa1	5,000,000	5,077,850

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
(Govt. Fac.), Ser. P, Cmnwlth. of PR Gtd.,
6 1/8s, 7/1/23	Baa1	5,500,000	6,206,035

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds
Ser. A, 6s, 8/1/42	A1	19,500,000	21,835,710
Ser. C, 5 1/4s, 8/1/41	A1	6,250,000	6,652,438

U. of PR Rev. Bonds, Ser. P, 5s, 6/1/26	Baa2	5,000,000	5,087,850

			98,189,499
Virgin Islands (0.1%)
VI Pub. Fin. Auth. Rev. Bonds, Ser. A, 5s, 10/1/25	Baa2	2,000,000	2,105,980

			2,105,980

TOTAL INVESTMENTS

Total investments (cost $1,482,765,896)			$1,616,882,613

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2011 through March 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,625,388,574.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

∆ Forward commitment, in part or in entirety (Note 1).

T Underlying security in a tender option bond transaction. The security has been segregated as collateral for financing transactions.

At the close of the reporting period, the fund maintained liquid assets totaling $8,139,260 to cover tender option bonds.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	17.9%
State government	16.8
Utilities	15.4

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$1,616,882,613	$—

Totals by level	$—	$1,616,882,613	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/12 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,482,765,896)	$1,616,882,613

Cash	72,532

Interest and other receivables	21,135,462

Receivable for shares of the fund sold	2,359,850

Total assets	1,640,450,457

LIABILITIES

Distributions payable to shareholders	1,747,013

Payable for purchases of delayed delivery securities (Note 1)	2,468,583

Payable for shares of the fund repurchased	2,045,039

Payable for compensation of Manager (Note 2)	611,132

Payable for investor servicing fees (Note 2)	65,308

Payable for custodian fees (Note 2)	8,127

Payable for Trustee compensation and expenses (Note 2)	344,866

Payable for administrative services (Note 2)	6,607

Payable for distribution fees (Note 2)	867,385

Payable for floating rate notes issued (Note 1)	6,834,894

Other accrued expenses	62,929

Total liabilities	15,061,883

Net assets	$1,625,388,574

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,556,489,199

Undistributed net investment income (Note 1)	4,883,906

Accumulated net realized loss on investments (Note 1)	(70,101,248)

Net unrealized appreciation of investments	134,116,717

Total — Representing net assets applicable to capital shares outstanding	$1,625,388,574

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,518,857,583 divided by 187,287,533 shares)	$8.11

Offering price per class A share (100/96.00 of $8.11)*	$8.45

Net asset value and offering price per class B share ($8,621,610 divided by 1,064,020 shares)**	$8.10

Net asset value and offering price per class C share ($48,587,727 divided by 5,963,317 shares)**	$8.15

Net asset value and redemption price per class M share ($3,139,497 divided by 388,059 shares)	$8.09

Offering price per class M share (100/96.75 of $8.09)†	$8.36

Net asset value, offering price and redemption price per class Y share
($46,182,157 divided by 5,682,330 shares)	$8.13

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/12 (Unaudited)

INTEREST INCOME	$41,324,987

EXPENSES

Compensation of Manager (Note 2)	$3,540,564

Investor servicing fees (Note 2)	398,092

Custodian fees (Note 2)	8,195

Trustee compensation and expenses (Note 2)	69,248

Administrative services (Note 2)	20,566

Distribution fees — Class A (Note 2)	1,618,199

Distribution fees — Class B (Note 2)	35,954

Distribution fees — Class C (Note 2)	235,370

Distribution fees — Class M (Note 2)	6,973

Interest and fee expense (Note 2)	21,958

Other	162,123

Total expenses	6,117,242

Expense reduction (Note 2)	(2,084)

Net expenses	6,115,158

Net investment income	35,209,829

Net realized gain on investments (Notes 1 and 3)	553,004

Net unrealized appreciation of investments during the period	54,070,809

Net gain on investments	54,623,813

Net increase in net assets resulting from operations	$89,833,642

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 3/31/12*	Year ended 9/30/11

Operations:
Net investment income	$35,209,829	$74,335,663

Net realized gain (loss) on investments	553,004	(24,512,470)

Net unrealized appreciation (depreciation) of investments	54,070,809	(17,221,599)

Net increase in net assets resulting from operations	89,833,642	32,601,594

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(465,632)	(140,785)

Class B	(2,580)	(1,247)

Class C	(14,557)	(4,468)

Class M	(864)	(241)

Class Y	(11,838)	(2,327)

From tax-exempt net investment income
Class A	(32,475,859)	(69,830,113)

Class B	(157,153)	(465,858)

Class C	(833,888)	(1,823,642)

Class M	(56,828)	(109,132)

Class Y	(904,463)	(1,407,847)

Increase in capital from settlement payments (Note 6)	—	132,294

Increase (decrease) from capital share transactions (Note 4)	13,534,509	(124,930,766)

Total increase (decrease) in net assets	68,444,489	(165,982,538)

NET ASSETS

Beginning of period	1,556,944,085	1,722,926,623

End of period (including undistributed net investment
income of $4,883,906 and $4,597,739, respectively)	$1,625,388,574	$1,556,944,085

* Unaudited

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [a]	(in thousands)	net assets (%) [b]	net assets (%)	turnover (%)

Class A
March 31, 2012 **	$7.83	.18	.28	.46	(.18)	—	(.18)	—	—	$8.11	5.88 *	$1,518,858	.38 *	2.23 *	3 *
September 30, 2011	7.99	.36	(.16)	.20	(.36)	—	(.36)	—	— [d]	7.83	2.75	1,466,160	.75 [e]	4.77 [e]	9
September 30, 2010	7.93	.36	.07	.43	(.37)	—	(.37)	— [c]	—	7.99	5.64	1,627,229	.76 [e]	4.74 [e]	16
September 30, 2009	7.30	.36	.62	.98	(.35)	—	(.35)	— [c]	—	7.93	14.12	1,655,447	.80 [e,f]	4.98 [e,f]	26
September 30, 2008	8.04	.35	(.71)	(.36)	(.34)	(.04)	(.38)	— [c]	—	7.30	(4.69)	1,666,074	.77 [e]	4.44 [e]	48
September 30, 2007	8.23	.35	(.17)	.18	(.34)	(.03)	(.37)	— [c]	—	8.04	2.14	1,845,476.76		4.25	36

Class B
March 31, 2012 **	$7.83	.15	.27	.42	(.15)	—	(.15)	—	—	$8.10	5.41 *	$8,622	.69 *	1.91 *	3 *
September 30, 2011	7.98	.31	(.15)	.16	(.31)	—	(.31)	—	— [d]	7.83	2.24	8,615	1.38 [e]	4.15 [e]	9
September 30, 2010	7.92	.31	.07	.38	(.32)	—	(.32)	— [c]	—	7.98	4.97	15,928	1.39 [e]	4.14 [e]	16
September 30, 2009	7.29	.31	.63	.94	(.31)	—	(.31)	— [c]	—	7.92	13.37	29,276	1.44 [e,f]	4.35 [e,f]	26
September 30, 2008	8.04	.30	(.72)	(.42)	(.29)	(.04)	(.33)	— [c]	—	7.29	(5.45)	49,316	1.41 [e]	3.79 [e]	48
September 30, 2007	8.22	.30	(.17)	.13	(.28)	(.03)	(.31)	— [c]	—	8.04	1.63	76,150	1.40	3.60	36

Class C
March 31, 2012 **	$7.87	.15	.27	.42	(.14)	—	(.14)	—	—	$8.15	5.43 *	$48,588	.77 *	1.83 *	3 *
September 30, 2011	8.03	.30	(.16)	.14	(.30)	—	(.30)	—	— [d]	7.87	1.95	45,516	1.53 [e]	3.99 [e]	9
September 30, 2010	7.96	.30	.08	.38	(.31)	—	(.31)	— [c]	—	8.03	4.95	51,872	1.54 [e]	3.95 [e]	16
September 30, 2009	7.33	.30	.63	.93	(.30)	—	(.30)	— [c]	—	7.96	13.18	44,289	1.59 [e,f]	4.18 [e,f]	26
September 30, 2008	8.07	.29	(.71)	(.42)	(.28)	(.04)	(.32)	— [c]	—	7.33	(5.40)	34,679	1.56 [e]	3.66 [e]	48
September 30, 2007	8.26	.28	(.17)	.11	(.27)	(.03)	(.30)	— [c]	—	8.07	1.32	21,493	1.55	3.46	36

Class M
March 31, 2012 **	$7.81	.17	.27	.44	(.16)	—	(.16)	—	—	$8.09	5.74 *	$3,139	.52 *	2.08 *	3 *
September 30, 2011	7.97	.34	(.16)	.18	(.34)	—	(.34)	—	— [d]	7.81	2.45	2,590	1.03 [e]	4.48 [e]	9
September 30, 2010	7.91	.34	.06	.40	(.34)	—	(.34)	— [c]	—	7.97	5.34	3,011	1.04 [e]	4.46 [e]	16
September 30, 2009	7.28	.34	.62	.96	(.33)	—	(.33)	— [c]	—	7.91	13.81	3,775	1.09 [e,f]	4.69 [e,f]	26
September 30, 2008	8.03	.33	(.72)	(.39)	(.32)	(.04)	(.36)	— [c]	—	7.28	(5.11)	4,358	1.06 [e]	4.14 [e]	48
September 30, 2007	8.21	.32	(.16)	.16	(.31)	(.03)	(.34)	— [c]	—	8.03	1.97	4,998	1.05	3.95	36

Class Y
March 31, 2012 **	$7.85	.19	.27	.46	(.18)	—	(.18)	—	—	$8.13	5.96 *	$46,182	.27 *	2.33 *	3 *
September 30, 2011	8.01	.38	(.16)	.22	(.38)	—	(.38)	—	— [d]	7.85	2.99	34,064	.53 [e]	4.98 [e]	9
September 30, 2010	7.94	.38	.07	.45	(.38)	—	(.38)	— [c]	—	8.01	6.01	24,888	.54 [e]	4.95 [e]	16
September 30, 2009	7.31	.37	.63	1.00	(.37)	—	(.37)	— [c]	—	7.94	14.34	18,410	.59 [e,f]	5.18 [e,f]	26
September 30, 2008†	7.96	.28	(.66)	(.38)	(.27)	—	(.27)	— [c]	—	7.31	(4.91) *	10,718	.42 *[e]	3.53 *[e]	48

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	33

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 2, 2008 (commencement of operations) to September 30, 2008.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Amount represents less than $0.01 per share.

d Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 5).

e Includes interest and fee expense associated with borrowings which amounted to the following (Note 1):

Percentage of
average net assets

March 31, 2012	<0.01%

September 30, 2011	<0.01

September 30, 2010	<0.01

September 30, 2009	<0.01

September 30, 2008	<0.01

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class of the fund reflect a reduction as of the following amounts (Note 2):

Percentage of
average net assets

September 30, 2010	0.01%

September 30, 2009	<0.01

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.

Putnam California Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek as high a level of current income exempt from federal and California personal income tax as Putnam Management believes to be consistent with preservation of capital by investing mainly in bonds that pay interest that is exempt from federal income tax and California personal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment grade in quality, and have intermediate- to long-term maturities (three years or longer).

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 1, 2011 through March 31, 2012.

Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $14,974,154 were held by the TOB trust and served as collateral for $6,834,894 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $4,253 for these investments based on an average interest rate of 0.12%.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2011, the fund had a capital loss carryover of $45,190,306 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$766,815	$—	$766,815	September 30, 2016

12,478,683	—	12,478,683	September 30, 2017

1,872,123	—	1,872,123	September 30, 2018

30,072,685	—	30,072,685	September 30, 2019

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $22,857,572 of losses recognized during the period from November 1, 2010 to September 30, 2011 to its fiscal year ending September 30, 2012.

The aggregate identified cost on a tax basis is $1,483,765,753, resulting in gross unrealized appreciation and depreciation of $138,839,387 and $5,722,527, respectively, or net unrealized appreciation of $133,116,860.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.590%	of the first $5 billion,
0.540%	of the next $5 billion,
0.490%	of the next $10 billion,
0.440%	of the next $10 billion,
0.390%	of the next $50 billion,
0.370%	of the next $50 billion,
0.360%	of the next $100 billion and
0.355%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,084 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,218, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $62,782 and $7 from the sale of class A and class M shares, respectively, and received $1,973 and $572 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $5,195 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $54,178,986 and $40,438,886, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/12		Year ended 9/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	7,104,347	$56,860,622	10,566,546	$80,748,686

Shares issued in connection with
reinvestment of distributions	2,924,410	23,397,475	6,404,774	48,439,599

	10,028,757	80,258,097	16,971,320	129,188,285

Shares repurchased	(9,920,050)	(79,112,755)	(33,412,037)	(251,398,459)

Net increase (decrease)	108,707	$1,145,342	(16,440,717)	$(122,210,174)

	Six months ended 3/31/12		Year ended 9/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	140,221	$1,120,579	88,935	$673,338

Shares issued in connection with
reinvestment of distributions	14,967	119,678	42,463	320,749

	155,188	1,240,257	131,398	994,087

Shares repurchased	(191,916)	(1,515,785)	(1,025,501)	(7,738,496)

Net decrease	(36,728)	$(275,528)	(894,103)	$(6,744,409)

	Six months ended 3/31/12		Year ended 9/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	923,826	$7,439,077	1,198,840	$9,229,185

Shares issued in connection with
reinvestment of distributions	78,510	631,326	169,191	1,285,764

	1,002,336	8,070,403	1,368,031	10,514,949

Shares repurchased	(823,532)	(6,622,116)	(2,045,752)	(15,443,490)

Net increase (decrease)	178,804	$1,448,287	(677,721)	$(4,928,541)

	Six months ended 3/31/12		Year ended 9/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	61,100	$488,280	36,171	$282,326

Shares issued in connection with
reinvestment of distributions	5,640	45,013	11,352	85,740

	66,740	533,293	47,523	368,066

Shares repurchased	(10,071)	(79,717)	(93,708)	(718,116)

Net increase (decrease)	56,669	$453,576	(46,185)	$(350,050)

	Six months ended 3/31/12		Year ended 9/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	2,170,915	$17,453,648	2,609,037	$19,753,684

Shares issued in connection with
reinvestment of distributions	82,808	665,175	121,397	921,164

	2,253,723	18,118,823	2,730,434	20,674,848

Shares repurchased	(911,266)	(7,355,991)	(1,499,398)	(11,372,440)

Net increase	1,342,457	$10,762,832	1,231,036	$9,302,408

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may be affected by economic and political developments in the state of California.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $129,861 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $2,433 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 will not have a material on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Paul L. Joskow	Mark C. Trenchard
Putnam Investment	Elizabeth T. Kennan	Vice President and
Management, LLC	Kenneth R. Leibler	BSA Compliance Officer
One Post Office Square	Robert E. Patterson
Boston, MA 02109	George Putnam, III	Robert T. Burns
	Robert L. Reynolds	Vice President and
Investment Sub-Manager	W. Thomas Stephens	Chief Legal Officer
Putnam Investments Limited
57–59 St James’s Street	Officers	James P. Pappas
London, England SW1A 1LD	Robert L. Reynolds	Vice President
President
Marketing Services		Judith Cohen
Putnam Retail Management	Jonathan S. Horwitz	Vice President, Clerk and
One Post Office Square	Executive Vice President,	Assistant Treasurer
Boston, MA 02109	Principal Executive
	Officer, Treasurer and	Michael Higgins
Custodian	Compliance Liaison	Vice President, Senior Associate
State Street Bank		Treasurer and Assistant Clerk
and Trust Company	Steven D. Krichmar
	Vice President and	Nancy E. Florek
Legal Counsel	Principal Financial Officer	Vice President, Assistant Clerk,
Ropes & Gray LLP		Assistant Treasurer and
	Janet C. Smith	Proxy Manager
Trustees	Vice President, Assistant
Jameson A. Baxter, Chair	Treasurer and Principal	Susan G. Malloy
Ravi Akhoury	Accounting Officer	Vice President and
Barbara M. Baumann		Assistant Treasurer
Charles B. Curtis	Robert R. Leveille
Robert J. Darretta	Vice President and
John A. Hill	Chief Compliance Officer

This report is for the information of shareholders of Putnam California Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com and update your mailing options.

SA045
273814 5/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam California Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 29, 2012